COMMITMENTS	12 Months Ended
Dec. 31, 2018
Disclosure of commitments [Abstract]
COMMITMENTS
COMMITMENTS
Commitments Under Operating Leases
For the year ended December 31, 2018, the expense in respect of operating leases was $8.6 million ($6.7 million in 2017 and $5.9 million in 2016). As of December 31, 2018, the Company had commitments aggregating approximately $35.5 million through the year 2028 for the rental of offices, warehouse space, manufacturing equipment, automobiles, computer hardware and other assets. Minimum lease payments for the next five years are expected to be $8.5 million in 2019, $6.2 million in 2020, $5.3 million in 2021, $4.7 million in 2022, $4.7 million in 2023 and $6.1 million for the Company's current commitments thereafter.
Commitments Under Service Contracts
The Company entered into a five-year electricity service contract for one of its manufacturing facilities on May 1, 2016, under which the Company has and expects to continue to reduce the overall cost of electricity consumed by the facility. In the event of early termination, the Company is required to pay for unrecovered power supply costs incurred by the supplier which are estimated to be approximately $5.8 million as of December 31, 2018 and would decline monthly based on actual service billings to date.
The Company entered into a ten-year electricity service contract for one of its manufacturing facilities on November 12, 2013. The service date of the contract commenced in August 2014. The Company is committed to monthly minimum usage requirements over the term of the contract. The Company was provided installation at no cost and is receiving economic development incentive credits and maintenance of the required energy infrastructure at the manufacturing facility as part of the contract. The credits are expected to reduce the overall cost of electricity consumed by the facility over the term of the contract. Effective August 1, 2015, the Company entered into an amendment lowering the minimum usage requirements over the term of the contract. In addition, a new monthly facility charge has been incurred by the Company over the term of the contract. The Company estimates that service billings will total approximately $1.7 million annually in 2019 through 2023 and $1.0 million as the total billings expected over the remainder of the contract up to 2024. Certain penalty clauses exist within the electricity service contract related to early cancellation after the service date of the contract. The costs related to early cancellation penalties include termination fees based on anticipated service billings over the term of the contract and capital expense recovery charges. While the Company does not expect to cancel the contract prior to the end of its term, the penalties that would apply to early cancellation could total as much as $3.9 million as of December 31, 2018. This amount declines annually until the expiration of the contract.
The Company has entered into agreements with various utility suppliers to fix certain energy costs, including natural gas, through December 2022 for minimum amounts of consumption at several of its manufacturing facilities. The Company estimates that utility billings will total approximately $6.4 million over the term of the contracts based on the contracted fixed terms and current market rate assumptions. The Company is also required by the agreements to pay any difference between the fixed price agreed to with the utility and the sales amount received by the utility for resale to a third party if the Company fails to meet the minimum consumption required by the agreements. In the event of early termination, the Company is required to pay the utility suppliers the difference between the contracted amount and the current market value of the energy, adjusted for present value, of any future agreed upon minimum usage. Neither party will be liable for failure to perform for reasons of “force majeure” as defined in the agreements.
Commitments to Suppliers
The Company obtains certain raw materials from suppliers under consignment agreements. The suppliers retain ownership of raw materials until the earlier of when the materials are consumed in production or auto billings are triggered based upon maturity. The consignment agreements involve short-term commitments that typically mature within 30 to 60 days of inventory receipt and are typically renewed on an ongoing basis. The Company may be subject to fees in the event the Company requires storage in excess of 30 to 60 days. As of December 31, 2018, the Company had on hand $9.2 million of raw material owned by its suppliers.
The Company has entered into agreements with various raw material suppliers to purchase minimum quantities of certain raw materials at fixed rates through August 2020 totaling approximately $15.0 million as of December 31, 2018. The Company is also required by the agreements to pay any storage costs incurred by the applicable supplier in the event the Company delays shipment in excess of 30 days. In the event the Company defaults under the terms of an agreement, an arbitrator will determine fees and penalties due to the applicable supplier. Neither party will be liable for failure to perform for reasons of “force majeure” as defined in the agreements.
The Company currently knows of no event, trend or uncertainty that may affect the availability or benefits of these arrangements now or in the future.